Federated Market Opportunity Fund

Class A Shares
Class B Shares
Class C Shares
Institutional Shares

A Portfolio of Federated Equity Funds

Supplement to Prospectuses dated February 28, 2009

1.      Please add the following to the section entitled “What Are the Fund’s Main Investment Strategies?”:

The Fund may invest in commodities by investing in a derivative or other hybrid instrument whose price depends upon themovement of an underlying commodity or by the performance of a commodity index.  In addition, the Fund may investdirectly in gold bullion.  When investing in gold bullion the Fund may take possession of gold bullion and store such gold bullion at a custodian or subcustodian.

2.    Please add the following to the section entitled “ What are the Main Risks of Investing in the Fund?”:

Risks of Investing in Gold Bullion

The Fund’s investment in gold bullion could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain it’s RIC status, and as such, the Fund will seek to manage its investment in gold bullion in an effort to continue to qualify as a RIC (for example, by altering the timing and/or amount of gold bullion transactions).  However, there are no assurances it will be successful in doing so.

3.      Please add the following to the section entitled “What Are the Fund’s Investment Strategies?”:

The Fund may invest in commodities by investing in a derivative or other hybrid instrument whose price depends uponthe movement of an underlying commodity or by the performance of a commodity index.  Such commodities mayinclude precious metals (e.g., gold, silver), industrial metals (e.g. copper, nickel), agricultural and livestock commodities(e.g. wheat, pork), and energy related commodities (e.g. crude oil, natural gas). In addition, the Fund may invest directly in gold bullion to maintain exposure to the price of gold in order to hedge against inflation, financial market turmoil, depreciation of the U.S. dollar or if the Adviser believes that gold is undervalued.  When investing in gold bullion the Fund may take possession of gold bullion and store such gold bullion at a custodian or a subcustodian.

4.    Please add the following to the section entitled “What Are the Main Risks of Investing in the Fund?”:

Risks of Investing in Gold Bullion

The Fund’s investment in gold bullion could cause the Fund to fail to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code. It is the intent of the Fund to maintain its RIC status, and as such, the Fund will seek to manage its investment in gold bullion in an effort to continue to qualify as a RIC (for example, by altering the timing and/or amount of gold bullion transactions).  However, there are no assurances it will be successful in doing so.

If a Fund fails to qualify as a RIC in a taxable year, the Fund will become subject to corporate level tax on its net income and capital gains. In addition, any dividends paid by the Fund would continue to be subject to tax at the shareholder level. In order to regain RIC qualification, the Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions to shareholders.

The Fund’s investments in gold bullion may involve higher custody and transaction costs than investments in securities.

September 4, 2009
Cusip 314172743
Cusip 314172735
Cusip 314172727
Cusip 314172453

41076 (9/09)